EXHIBIT 99.2


                      AGREEMENT WITH RESPECT TO PARAMOUNT


This AGREEMENT WITH RESPECT TO PARAMOUNT ("Agreement") is entered into and effective this 26th day of April, 2005 by and between 21st Century Technologies, Inc., Paramount Multiservices, Inc., Kevin Romney, and The Romney Group, Inc.


WHEREAS 21st Century Technologies, Inc. ("TFCT") is a Nevada corporation;

WHEREAS Paramount Multiservices, Inc. ("PMI") is a Texas corporation;

WHEREAS  Kevin Romney  ("Romney")  is an  individual  resident in Clark  County,
Nevada;

WHEREAS The Romney Group, Inc. ("RGI") is a Nevada corporation;

WHEREAS TFCT and PMI entered into an Acquisition Agreement dated as of December 30, 2003 which is attached hereto as Exhibit A;

WHEREAS claims have been made that the Acquisition Agreement was amended as provided in a Unanimous Written Consent attached hereto as Exhibit 13;

WHEREAS disputes between the parties hereto have arisen regarding the interpretation of and obligations arising under the Acquisition Agreement in either its original form or as putatively amended;

WHEREAS the parties hereto wish to resolve their disputes relating to the Acquisition Agreement;

NOW THEREFORE, for and in consideration of the mutual promises, performances and covenants set forth herein, intending to become legally bound, the parties do hereby enter into this Agreement.

1. SALE OF SHARES. Subject to the terms and conditions set forth herein, TFCT agrees to and hereby does transfer all of its right, title and interest to 100% of the stock of PMI to ROI. TFCT maintains that it presently owns 100% of the issued and outstanding shares of PMI: however, the parties hereto understand and acknowledge that various competing claims to the ownership of the stock between and among the parties have arisen in connection with their dispute. Thus, the transfer contemplated in this Section 1 is in the nature of a Quitclaim: i.e. whatever percentage ownership interest TFCT has in PMI is being transferred in its entirety to RGI. TFCT represents and warrants that, except for claims asserted by PMI, RGI and their principals, TFCT is the owner of the shares hereby transferred, and that TFCT has neither transferred nor agreed to make any transfer of any interest in or to the shares, and, further, that TFCT has not granted any right, option or similar contractual right to acquire said shares.

2. PAYMENTS TO TFCT. PMI agrees to pay TFCT the sum of two hundred fifty two thousand dollars ($252,000.00) as and for consideration for TFCT's transfer of the shares set forth in Section 1 above. A Promissory Note for said amount shall be executed by PMI payable over four years, with two balloon payments of $15,000 each and the Note shall bear interest at the rate of six and on-half percent per annum (6.S%). Except for the first payment which shall be due upon execution of this Agreement, payments shall be made monthly on the 1st day of each calendar month with the second payment due on June 1, 2005 as follows:

Months 1-6:                                                        $ 5,976.17
August 15, 2005 Balloon Payment:                                   $15,000
Months 7-12:                                                       $ 5,575.90
February 15, 2006 Balloon Payment:                                 $15,000
Months 13-47:                                                      $ 5,116.16
Month 48:                                                          $ 5,116.35

The Amortization Schedule applicable to these payments is attached hereto as Exhibit C.

3. WAIVER OF PERFORMANCE UNDER ACQUISITION AGREEMENT. PMI, Romney and RGI (as parties and/or third party beneficiaries under the Acquisition Agreement) for themselves and their stockholders, expressly waive and/or cancel any and all performances of and/or defaults by TFCT pursuant to the terms and conditions of the Acquisition Agreement and any or all amendments thereto.

4. INDEMNIFICATION OF TFCT. In the event any claim is made against TFCT arising out of or in connection with duties and obligations springing from the Acquisition Agreement or the business and operations of PMI during the period that TFCT was the sole shareholder thereof, PMI and RGI agree to indemnify TFCT against any loss, liability or damage sustained by TFCT on account of any such claim.

5. PRIORITY IN PAYMENT OF PROMISSORY NOTE OBLIGATION. PMI and RGI agree that service of the debt in favor of TFCT created by the Promissory Note referenced in Section 2 hereof shall he given priority by PMI over any debt service owing to its stockholder, who is Kevin Romney, or to any family member of Romney, and/or any business entity owned or controlled by Romney or any of Romney's family members.

6. RETURN OF STORK IN EVENT OF UNCURED DEFAULT. In the event of an uncured default in the payment of the Promissory Note by PMI, upon the election of TFCT, RGI will return to TFCT such ownership percentage of PMI as is equivalent to the percentage of the unpaid principle balance remaining on the Promissory Note.

Returned ownership % = unpaid principle balance/252,000.
Shares equal to the returned ownership percentage shall he delivered to TFCT within ten (10) business days of providing written notice to ROE of an uncured payment default. During said ten (10) day period, RGI has the right but not the obligation to cure the existing default. This return of stock is in addition to any other remedy that TFCT may claim at law or in equity.

7. NOTICE OF PAYMENT DEFAULT. In the event any payment pursuant to the Promissory Note is not made timely, TFCT shall provide written Notice of Default to PMI and RGI. Notices shall be by personal service or via Certified Mail, Return Receipt Requested. Notice shall be considered given upon personal service or three (3) days after depositing the Notice of Default in the United States Mails. Any and all written Notices required or permitted under this agreement delivered by mail shall be addressed as follows:

IF TO TFCT:
21st Century Technologies, Inc.
2700 West Sahara, Suite 440
Las Vegas, NV  89102

IF TO PMI:
Paramount MultiServices, Inc.
2206 Versailles Court
Henderson, NV  89074

IF TO RGI:
Romney Group Inc.
2206 Versailles Court
Henderson, NV  89074

IF TO ROMNEY:
Kevin Romney
2206 Versailles Court
Henderson, NV  89074

8. EXPENSE REIMBURSEMENT. TFCT acknowledges that it owes ROMNEY the sum of four thousand dollars ($4,000) as and for reimbursement for expenses relating to American Impersonators. TFCT agrees to reimburse this amount through the payment of up to four thousand dollars ($4,000) of ROMNEY's health insurance. Romney shall have COBRA benefits as provided for by applicable law.

9. NO UNASSERTED CLAIMS. ROMNEY represents and warrants that this Agreement constitutes the full and final settlement of all his known claims against TFCT, whether derived from the Acquisition Agreement or otherwise. However, ROMNEY expressly reserves his rights as a former officer, director and employee of TFCT to be indemnified against liabilities arising out of his service as a former officer, director and employee under all applicable indemnification provisions of the articles of incorporation and bylaws of TFCT, and under any and all other contractual provisions that may apply to the same.

10. ONGOING INVESTIGATION: NO WAIVER OF CLAIMS. The parties understand and acknowledge that TFCT is currently under investigation by the Securities and Exchange Commission in IN THE MATTER OF COMPASS CAPITAL AND RELATED PENNY STOCK COMPANIES. The parties further understand and acknowledge that TFCT is conducting an internal investigation of the business and affairs of TFCT and its employees, officers and directors. Said investigation may or may not reveal facts and circumstances which provide TFCT with legal claims against former officers and directors, including ROMNEY. Nothing in this Agreement should be considered a waiver of any claims by TFCT against any party that do not arise directly out of the Acquisition Agreement, nor as a waiver of any claims by ROMNEY in respect of any of the foregoing matters.

11. NO SALE OF ASSETS; RIGHT TO INSPECT. The parties agree that PMI shall not sell, transfer, assign or hypothecate all or substantially all of the assets of

PMI until the Promissory Note set forth herein is paid in full in the absence of receiving the prior written consent of TFCT. Further, TFCT shall retain a right to inspect and copy the corporate books and financial records of PMI upon five
(5) business days written notice to insure compliance under this Section 13 and
Section 5 hereof.

12. OBLIGATIONS; INCOME TAX OBLIGATIONS. TFCT agrees that, as of the date hereof and as of the closing of the transactions referred to herein, all obligations owing to it by PMI and RGI (with the exception of the obligations referenced in this Agreement) are either canceled or paid in full, as of the date of this Agreement. TFCT agrees that PMI shall be included as a subsidiary corporation in TFCT's consolidated federal income tax return for all periods of time through the completion of all transactions referred to.

13. SEVERABILITY. If any provision hereof is subsequently determined to be void or voidable as against law or public policy, that provision shall be severed from this Agreement and the remainder of the Agreement shall be considered in full force and effect and construed as if the offending provision did not exist.

14. GOVERNING LAW; CHOKE OF VENUE. This Agreement has been entered into in Nevada and any dispute arising hereunder shall be resolved with reference to Nevada law. Venue for any legal proceeding hereunder is appropriate only in the Eighth Judicial District Court in and for (lark County, Nevada.

15. ENTIRE AGREEMENT. This Agreement constitutes the full and final expression of the agreement between the parties with respect to the subject matter herein. Any prior or contemporaneous oral or written agreements between the parties with respect to this subject matter are supplanted in full by this Agreement. It is the intent of the parties that this Agreement may not. be amended or modified except by a subsequently signed written agreement.

16. FURTHER ACTS. The parties shall execute and deliver such instruments and documents, and shall take such other and further actions, as any party might reasonably request, in order to carry out and give effect to the provisions of this Agreement, and to secure for the benefit of the parties the benefits that are contemplated by this Agreement.


21st CENTURY TECHNOLOGIES, INC.


By:  /s/ JOHN S. DUMBLE
         _________________________
         John S. Dumble, President



PARAMOUNT MULTISERVICES, INC.


By:  /s/ KEVIN ROMNEY
         _______________________
         Kevin Romney, President



ROMNEY GROUP, INC.



By:  /s/ KEVIN ROMNEY
         _______________________
         Kevin Romney, President



      /s/ KEVIN ROMENY
          __________________________
          Kevin Romeny, Individually